SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 24, 2008
Date of Report
(Date of earliest event reported)

MIDDLEBROOK PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50414	52-2208264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20425 Seneca Meadows Parkway, Germantown, Maryland 20876
(Address of Principal Executive Offices)           (ZIP Code)

Registrant’s telephone number, including area code:  (301) 944-6600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On January 24, 2008, Middlebrook Pharmaceuticals, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with selected accredited investors (the “Investors”), to sell an aggregate of approximately 8,750,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and warrants to purchase an aggregate of approximately 3,500,000 shares of Common Stock (the “Warrant Shares”) at an exercise price of $3.00, subject to certain adjustments (the “Warrants” and, together with the Shares, the “Units”), at a price of $2.40 per Unit, resulting in gross proceeds to the Company of $21 million (the “Offering”). The Warrants have a term of five years and are exercisable beginning on July 28, 2008. Rodman & Renshaw, LLC acted as the Company’s placement agent for the Units issued in the Offering.

The form of Securities Purchase Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K. The form of Warrant is attached as Exhibit 4.2 to this Current Report on Form 8-K. A copy of the press release announcing the pricing of the Offering is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the Offering, the Company entered into a Registration Rights Agreement with the Investors pursuant to which the Company granted the Investors certain registration rights with respect to the Shares and the Warrant Shares. The Shares, the Warrants and the Warrant Shares sold to the Investors have not been registered under the Securities Act of 1933 (the “Securities Act”), as amended, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements. The form of the Registration Rights Agreement is attached as Exhibit 4.1 to this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

The Offering of the Units resulted in gross proceeds to the Company of approximately $21 million.

The Offering was made only to accredited investors, as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act. The Units offered and sold to the Investors have not been registered under the Securities Act or any state securities laws. The Company relied on the exemption from the registration requirements of the Securities Act set forth in Section 4(2) thereof and the rules and regulations promulgated thereunder.

Additional information regarding the Units and the Offering is included under Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

4.1	Form of Registration Rights Agreement dated January 24, 2008
4.2	Form of Warrant Agreement dated January 28, 2008
10.1	Form of Purchase Agreement dated January 24, 2008
99.1	Press Release issued January 25, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBROOK PHARMACEUTICALS, INC.

Date: January 30, 2008	By:	/s/ Robert C. Low
Robert C. Low
Vice President, Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

4.1	Form of Registration Rights Agreement dated January 24, 2008
4.2	Form of Warrant Agreement dated January 28, 2008
10.1	Form of Purchase Agreement dated January 24, 2008
99.1	Press Release issued January 25, 2008